SCHEDULE 14A

                     SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12
                                                           AmeriConnect, Inc.
         (Name of Registrant as Specified In Its Charter)

      Patrick A. Pohlen, Esq., Stinson, Mag & Fizzell, P.C.
                  (on behalf of the Registrant)
           (Name of Person(s) Filing Proxy Statement,
                  if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or
     (2), or Item 22(a)(2) of Schedule 14A.
[  ] $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction
          applies:
          _______________________________________________

     2)   Aggregate number of securities to which transaction
          applies:
          _______________________________________________


     3)   Per unit price or other underlying value of transaction
          computed pursuant to Exchange Act Rule 0-11       (set
          forth the amount on which the filing fee is calculated
          and state how it was determined):
          ________________________________________________

     4)   Proposed maximum aggregate value of transaction:
          _______________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          _________________________________________________

     2)   Form, Schedule or Registration Statement No.:
          _________________________________________________

     3)   Filing Party:
          _________________________________________________

     4)   Date Filed:
          _________________________________________________

                        AMERICONNECT, INC.
                 6750 WEST 93RD STREET, SUITE 110
                   OVERLAND PARK, KANSAS  66212

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON MAY 29, 1996



          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of AmeriConnect, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, May 29, 1996, at 10:00 a.m., Central Daylight Time, at the Courtyard by Marriott, 11301 Metcalf Avenue, Overland Park, Kansas, and thereafter as the meeting may from time to time be adjourned, for the purpose of considering and acting upon the following matters:

          1.   To elect three directors to serve until the next
               Annual Meeting and until their successors are duly elected and qualified;

          2. To consider and act upon ratification and approval of the selection of Grant Thornton LLP as the Company's independent public accountants for the fiscal year ending December 31, 1996; and

          3. To consider and act upon any other matters which properly come before the meeting or any adjournment thereof.

          In accordance with the provisions of the Company's Bylaws, the Board of Directors has fixed the close of business on April 25, 1996, as the record date for the determination of the holders of shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), and shares of Class A Common Stock, par value $.00001 per share, of the Company (the "Class A Stock"), entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be kept at the Company's offices at Suite 110, 6750 West 93rd Street, Overland Park, Kansas 66212, for a period of ten days prior to the Annual Meeting and will be available at the Annual Meeting.

          You are cordially invited to attend the Annual Meeting. IF THERE IS A POSSIBILITY THAT YOU MAY BE UNABLE TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING. A return envelope is enclosed for your convenience. If you are able to attend the meeting and wish to vote your shares in person, your proxy will not be used.

                         BY ORDER OF THE BOARD OF DIRECTORS,



                         /s/  Robert R. Kaemmer
                         Robert R. Kaemmer
                         Chairman, President and Chief Executive
                         Officer

Overland Park, Kansas
May 1, 1996

                        AMERICONNECT, INC.
                 6750 WEST 93RD STREET, SUITE 110
                   OVERLAND PARK, KANSAS  66212

                  _____________________________

                         PROXY STATEMENT
                  _____________________________


                           INTRODUCTION


          This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of AmeriConnect, Inc., a Delaware corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held at the Courtyard by Marriott, 11301 Metcalf Avenue, Overland Park, Kansas, on Wednesday, May 29, 1996 at 10:00 a.m., Central Daylight Time and all adjournments and postponements thereof. The Company anticipates mailing this Proxy Statement, the accompanying form of proxy and the Notice of Annual Meeting of Stockholders to the Company's stockholders of record as of the Record Date (as hereinafter defined), on or about May 1, 1996, together with the Company's Annual Report for the fiscal year ended December 31, 1995. The matters to be considered and acted upon at the Annual Meeting are described below.

          Only the holders of record of shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), and holders of record of shares of Class A Common Stock, par value $.00001 per share, of the Company (the "Class A Stock"), as of the close of business on April 25, 1996 (the "Record Date"), will be entitled to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, there were outstanding and entitled to vote 6,324,717 shares of Common Stock and 592,033 shares of Class A Stock. No other voting securities of the Company are outstanding.

          You are requested to complete, date and sign the accompanying proxy and return it promptly in the enclosed postage prepaid envelope. Holders giving proxies may revoke them at any time prior to their being voted by filing with the Secretary of the Company a written instrument revoking it. All shares represented by proxy will be voted in the manner specified on the proxy which accompanies this Proxy Statement or, if not specified, proxies will be voted as follows:

          1.   to elect Robert R. Kaemmer, Richard K. Halford and
               Janet M. Flynn to serve as directors of the Company until the next Annual Meeting and until their successors are duly elected and qualified;

          2.   to ratify and approve the selection of Grant
               Thornton LLP as the Company's independent public accountants for the fiscal year ending December
               31, 1996; and

          3. in the discretion of the proxy holder as to any other matter coming before the Annual Meeting.

          With respect to each matter properly to come before the Annual Meeting, (a) each holder of Common Stock is entitled to one (1) vote per share and (b) each holder of Class A Stock is entitled to five (5) votes per share. Common Stock and Class A Stock do not have cumulative voting rights and are required to be voted together as a single class. The Bylaws of the Company require that a majority of the votes of the shares of stock issued, outstanding and entitled to vote be present in person or represented by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business.

                  SECURITY OWNERSHIP OF CERTAIN
                 BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information as of March 28, 1996, concerning stock ownership of (a) all persons known by the Company to own beneficially more than 5% of any class of the Company's voting securities, (b) each director and nominee for director, (c) each executive officer named in the compensation table, and (d) all directors and executive officers of the Company as a group. Class A Stock, which is convertible into Common Stock on a share for share basis, has five (5) votes per share, but is otherwise identical to the Common Stock.

Title of  Name and Address of  Amount and Nature of          Percent of
 Class    Beneficial Owner     Beneficial Ownership(1)        Class/(1)/

Class A   Robert R. Kaemmer        416,766 - direct              70.4
Stock     6750 West 93rd Street,
          Suite 110
          Overland Park, KS 66210

Common    Robert R. Kaemmer        1,781,766/(2)/ - direct       25.9
Stock

Class A   Richard K. Halford       175,267 - direct              29.6
Stock     9810 West 99th Place
          Overland Park, KS 66212

Common    Richard K. Halford       219,267/(3)/ - direct          3.4
Stock

Common    J. Morton Davis          355,600/(4)/ - indirect        5.6
Stock     44 Wall Street
          New York, NY  10005

Common    Richard R. Testwuide     375,000/(5)/ - indirect        5.9
Stock     200 Oceangate #900
          Long Beach, CA 90802

Common    Thomas R. Testwuide      375,000 - direct               5.9
Stock     704 S. 15th Street
          Sheboygan, WI 53081

Common    Johnny Craig             411,925/(6)/ - direct          6.5
Stock     15565 Gardner Road
          Gardner, KS 66030

Common    Janet M. Flynn           40,000/(7)/ - direct           0.6
Stock

Class A   All Directors and        592,033                      100.0
Stock     Executive Officers
          as a Group
           (3 persons)

Common    All Directors and        2,041,033/(8)/                28.8
Stock     Executive Officers
          as a Group
          (3 persons)

    /(1)/ Calculated in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. Numbers of shares of Common Stock listed give effect to the conversion of Class A Stock at the rate of one share of Common Stock for one share of Class A Stock. The persons named in this table have sole voting and investment power with respect to all shares of Common Stock and Class A Stock shown as beneficially owned by them, except as noted below.

     /(2)/ Includes 1,215,000 shares of Common Stock and 416,766 shares of Class A Stock owned by Mr. Kaemmer. Also includes
150,000 shares of Common Stock which may be acquired upon the exercise of outstanding options within sixty (60) days.

     /(3)/  Includes 175,267 shares of Class A Stock.

     /(4)/ By reason of the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, Mr. Davis, as the sole shareholder and chairman of the board of D.H. Blair Holdings, Inc. ("Blair Holdings"), which is the sole shareholder of D.H. Blair Investment Banking Corp. ("Blair IBC"), is deemed to beneficially own the 298,400 shares of Common Stock beneficially owned by Blair IBC. Mr. Davis shares voting and investment power over such shares with the boards of directors of Blair Holdings and Blair IBC. Also includes 57,200 shares owned by Mr. Davis' wife. This information is based in part on the Schedule 13G, dated June 13, 1994, filed with the SEC jointly by Mr. Davis, Blair Holdings and Blair IBC.

    /(5)/  These shares are held in a family trust for which Mr.
Testwuide acts as trustee.

    /(6)/ Includes 104,753 shares of Common Stock owned by Mr. Craig's wife, 20,110 shares of Common Stock owned by Mr. Craig's children and 40,000 shares of Common Stock which may be acquired upon the exercise of outstanding options within sixty (60) days, provided that certain revenue requirements are met.

    /(7)/ Includes 5,000 shares of Common Stock which may be acquired upon the exercise of outstanding options within sixty
(60) days and 20,000 shares of Common Stock which may be acquired upon the exercise of outstanding options within sixty (60) days, provided that certain revenue requirements are met. Excludes 8,000 shares of Common Stock owned by Ms. Flynn's husband, as to which Ms. Flynn disclaims beneficial ownership.

    /(8)/ Includes 592,033 shares of Class A Stock and 175,000 shares of Common Stock of which 155,000 may be acquired upon the exercise of outstanding options within sixty (60) days and 20,000 may be acquired upon the exercise of outstanding options within sixty (60) days, provided that certain revenue requirements are met.


CHANGES IN CONTROL

          On January 15, 1996, the Company and Phoenix Network,
Inc. ("Phoenix"), a San Francisco, California-based long distance reseller and provider of value-added telecommunications services, signed a letter of intent to merge the two companies in a stock-for
- -stock transaction. The parties currently are negotiating a definitive merger agreement. In connection with the proposed merger, Phoenix expects to issue approximately 4 million new shares of common stock in exchange for all of the outstanding shares of the Company. It is currently anticipated that the closing will take place on or about August 15, 1996, pending the obtaining of all necessary regulatory approvals and approval of the shareholders of both companies. There can be no assurance that the ongoing negotiations between the Company and Phoenix will in fact result in the execution of a definitive merger agreement or that the terms of any such agreement will be as described above.


                      ELECTION OF DIRECTORS

          The Certificate of Incorporation of the Company, as amended (the "Certificate of Incorporation"), provides that the number of directors of the Company shall be fixed by, or in the manner provided in, the Bylaws of the Company. The Bylaws of the Company currently provide that the number of directors of the Company shall be fixed from time to time by the vote of a majority of the entire Board of Directors. The Board of Directors, by resolution, has fixed the number of directors at three. Each director will be elected to hold office until the next Annual Meeting and until his or her successor is elected and qualified. If for any reason any nominee should, prior to the Annual Meeting, become unable to serve or for good cause will not serve, the person acting under the proxy may vote the proxy for the election of a substitute. It is not currently expected that any of the nominees will become unable to serve or for good cause will not serve.

          The Board of Directors of the Company intends to present for action at the Annual Meeting the election of Robert
R. Kaemmer, Richard K. Halford and Janet M. Flynn.

          The persons named in the enclosed proxy (Janet M. Flynn and Robert R. Kaemmer) will vote to elect the three (3) nominees named above, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. The affirmative vote of the holders of a plurality of the votes present or represented at the Annual Meeting is necessary for the election of the nominees named above.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
     IN FAVOR OF EACH NOMINEE FOR DIRECTOR NAMED ABOVE.

          Information relating to the directors, nominees for directors and executive officers of the Company is set forth below:

     Name           Age       Position            Director Since
Robert R. Kaemmer   51   Chairman, President,          1988
                         Chief Executive
                         Officer and Director

Richard K. Halford  61   Director                      1991

Janet M. Flynn      49   Director and Secretary        1995

          Robert R. Kaemmer has served as the Chief Executive Officer of the Company since January 1992 and as the Company's President since December 1988. Mr. Kaemmer has served as a director of the Company since its inception in January 1988, when he joined the Company as Executive Vice President--Operations. From July 1986 until June 1988, Mr. Kaemmer served as Executive Vice President of Safety Plus, Inc. From 1968 until June 1986, Mr. Kaemmer was employed by Mobil Oil Corporation in various engineering, sales and marketing management positions.

          Richard K. Halford has been a director of the Company since November 1991 and has been self-employed as a futures trader since February 1991. Mr. Halford was a commodities wholesaler with Geldermann, Inc. from August 1989 until February 1991. Mr. Halford served as Executive Vice President of the Company from its inception until August 1989.

          Janet M. Flynn has been a director of the Company since January 1995, has served as the Company's Administrative Manager since joining the Company in February 1992 and has served as the Secretary of the Company since April 1993. From September 1991 until February 1992, Ms. Flynn was employed by Overland Consulting, Inc. as Administrative Manager. Prior to that,
Ms. Flynn was employed in a similar capacity by American Consolidated Financial Corporation.

          During the fiscal year ended December 31, 1995, each director attended all of the directors' meetings during the period for which he or she was a director. In 1995, four (4) directors' meetings were held. Other than the Stock Option Committee, the Company had no standing Board committees in 1995, and currently has no such committees other than the Stock Option Committee.


                      EXECUTIVE COMPENSATION

          The following table sets forth all cash compensation paid or accrued by the Company during the fiscal years ended December 31, 1995, 1994 and 1993 to the Company's chief executive officer (the only officer whose total cash compensation exceeded $100,000).

                   SUMMARY COMPENSATION TABLES


                     Annual Compensation

   (a)             (b)         (c)        (d)           (e)
Name and                                            Other Annual
Principal                                           Compensation
Position          Year      Salary($)   Bonus($)    ($)/(1)/


Robert R.         1995      132,000        0              0
Kaemmer

Chairman,         1994      127,000     72,726            0
Chief
Executive
Officer and       1993       90,000     64,459            0
President

                      Long Term Compensation

                     Awards  Payouts
              (f)               (g)          (h)       (i)
Name and    Restricted      Securities     LTIP     All Other
Principal   Stock           Underlying     Payouts  Compensation
Position    Awards($)/(2)/ Options(#)/(3)/ ($)      ($)/(4)/

Robert R.       0               0             0       792.00
Kaemmer

Chairman,       0               0             0       811.20
Chief
Executive   18,750/(5)/    150,000/(6)/       0       786.60
Officer and
President

_______________________

/(1)/ Excludes perquisites and other benefits, unless the aggregate amount of such compensation exceeds the lesser of $50,000 or 10% of the total salary and bonus for the named executive officer.

/(2)/ The aggregate number of restricted stock holdings at December 31, 1995 was 300,000. The value of these restricted stock holdings was $108,000 (calculated in the manner specified in paragraph (b)(2)(iv)(A) of Item 402 of Regulation S-B and taking into account that the bid price of the Common Stock as of December 31, 1995 was $.36 per share). In the event that dividends are paid on the Common Stock, such dividends will be paid on the restricted shares of Common Stock held by the named executive officer.

/(3)/     The number in the Securities Underlying Options column
          (column (g)) reflects the number of shares of Common
          Stock into which such options are exercisable.

/(4)/ Consists of insurance premiums paid by the Company with respect to term life insurance for the named executive officer.

/(5)/ On November 10, 1992, the named executive officer agreed to lend up to $300,000 to the Company pursuant to a revolving credit agreement. As a commitment fee for the revolving credit, the Company issued 300,000 shares of Common Stock to Mr. Kaemmer on April 8, 1993. These shares of Common Stock vested immediately upon issuance to Mr. Kaemmer, but were not registered under the Securities Act of 1933, as amended. The closing bid price of the Common Stock on April 8, 1993 was $.0625 per share.

/(6)/ On May 14, 1993, the named executive officer was granted options exercisable into 150,000 shares of Common Stock pursuant to the Company's 1988 Stock Option Plan. These options became exercisable on May 14, 1994.


          STOCK OPTION PLANS. The Company has two stock option plans, the 1988 Stock Option Plan (the "1988 Plan") and the 1994 Stock Option Plan (the "1994 Plan"), which are administered by the Board of Directors through the Stock Option Committee. As of March 28, 1996, options exercisable into 23,000 shares of Common Stock remain to be issued under the 1988 Plan, and options exercisable into 155,000 shares of Common Stock remain to be issued under the 1994 Plan. No stock options were granted pursuant to the 1988 Plan or the 1994 Plan during 1995 to the named executive officer.

          The following table provides information with respect to the named executive officer concerning unexercised options held as of the end of 1995.


         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                AND FISCAL YEAR-END OPTION VALUES

          (a)                 (b)                     (c)

     Name                Shares Acquired          Value Realized($)
                         on Exercise(#)

Robert R. Kaemmer,            0                     0
Chairman, Chief
Executive Officer
and President


                              (d)                           (e)

                 Number of Shares of Common        Value of Unexercised In-
                 Stock Underlying Unexercised       the-Money Options at
     Name        Options at Fiscal Year-End(#)     Fiscal Year-End($)/(1)/

                  Exercisable  Unexercisable      Exercisable Unexercisable
Robert R. Kaemmer,  150,000         -0-             49,500         -0-
Chairman, Chief
Executive Officer
and President

____________________________

/(1)/ Represents the difference between the bid price of the Common Stock and the exercise price of the options.
          The bid price of the Common Stock as of December 31, 1995 was $.36 per share.

          DIRECTORS' COMPENSATION. Non-employee directors of the Company are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors. In addition, such directors are compensated at the rate of $2,000 per year in cash, payable in equal quarterly installments, plus $200 per meeting.

          EMPLOYMENT AGREEMENT. The Company has entered into an employment agreement with Mr. Kaemmer dated January 1, 1995 (the "Employment Agreement"). The Employment Agreement expires on December 31, 1997 unless terminated sooner by the Company or Mr. Kaemmer. The Employment Agreement provides for a salary of $132,000 annually for the term of the Employment Agreement and such compensation increases, bonuses and other compensation as may be determined by the Board of Directors or any committee thereof in accordance with the Company's then-existing salary, bonus and other compensation plans.

          The Company may terminate the Employment Agreement in the event of the permanent disability of Mr. Kaemmer (defined as the inability, by reason of physical or mental disability, to perform the majority of his duties for a period of at least 180 consecutive days), for cause (defined to include willful misconduct or gross negligence that causes material harm to the Company, criminal acts, acts involving moral turpitude, fraud, habitual absenteeism, chronic alcoholism or other form of addiction, or a material breach of the Employment Agreement), and for any other reason or no reason. In the event the Employment
Agreement is terminated on grounds of permanent disability, Mr.
Kaemmer shall be entitled to one year's salary, the proportionate amount of any bonus and other compensation, payments and benefits which would otherwise have been received by Mr. Kaemmer with respect to the year in which such determination of disability is made, as well as continued health insurance. In the event the Employment Agreement is terminated for cause, Mr. Kaemmer shall not be entitled to any additional compensation, payments or benefits. In the event the Employment Agreement is terminated for any other or no reason, Mr. Kaemmer shall be entitled to two years' salary and the amount of any bonus and other compensation, payments and benefits which would otherwise have been received by Mr. Kaemmer with respect to the remaining term of the Employment
Agreement.

          Mr. Kaemmer may terminate the Employment Agreement, upon ten days' prior written notice, for "Good Reason." "Good Reason" is defined to include (i) a "Change of Control" of the Company of a nature that would be required to be reported by the proxy rules promulgated by the Securities and Exchange Commission, (ii) "Constructive Termination" of the Employment Agreement (defined to include assignment of Mr. Kaemmer to duties other than those of Chief Executive Officer of the Company or a requirement that Mr. Kaemmer report other than to the Board of Directors of the Company), (iii) the acquisition of beneficial ownership (as defined in SEC Rule 13d-3) of 25% or more of the combined voting power of the Company's voting securities by certain persons, (iv) the composition of the Board so that less than a majority of the directors are persons who were either nominated or selected by the Board, (v) approval by the Company's stockholders of a merger or consolidation in which the Company's stockholders would own less than 80% of the total voting power represented by the voting securities of the surviving corporation, or (vi) approval by the Company's stockholders of a plan of liquidation or disposition of substantially all the assets of the Company. In the event that Mr. Kaemmer terminates the Employment Agreement for Good Reason, he shall be entitled to receive two years' salary and the amount of any bonus and other compensation, payments and benefits which would otherwise have been received by Mr. Kaemmer with respect to the year in which such notice is given.

          The Employment Agreement requires Mr. Kaemmer not to compete with the Company, solicit customers or hire employees for a competitive business during the term of the Employment Agreement and for a period of one year thereafter. In addition, the Employment Agreement requires Mr. Kaemmer to maintain the confidentiality of the Company's confidential information.

          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          HALFORD LOANS. During the last two years, the Company made loans to Richard K. Halford, a Director of the Company, in the aggregate amount of $14,500. Mr. Halford executed promissory notes (the "Notes") for this sum for the benefit of the Company as of the following dates and in the following amounts: (i) June 15, 1994 -- $10,000; (ii) August 1, 1994 -- $1,500; and (iii)
April 3, 1995 -- $3,000. Each of the Notes bore interest at the prime rate plus 2% per annum and each was originally payable in full on December 31, 1995. Pursuant to a Pledge Agreement, dated as of November 23, 1994, by and between Mr. Halford and the Company, and amended as of April 3, 1995, the Notes were secured by 19,000 shares of Common Stock owned by Mr. Halford. Mr. Halford and the Company entered into agreements, each dated as of December 29, 1995, to extend the terms of the Notes to May 15, 1996. Mr. Halford paid the Notes in full on January 24, 1996.

          KAEMMER AGREEMENT. In October 1992, the Board approved a revolving credit agreement in the amount of $300,000 with Robert R. Kaemmer, President of the Company. Terms of the revolving credit agreement included interest at 10% per anum, and the note was secured by all the Company's assets including accounts receivable and equipment. The original commitment period for the revolving credit agreement was November 10, 1992, through May 10, 1993. This commitment period was extended through November 10, 1993, the termination date. During the commitment period, the Company could borrow, repay and re-borrow up to $300,000. Other terms of the agreement included the following: (1) as a commitment fee, the Company issued to Mr. Kaemmer 300,000 shares of Common Stock on April 8, 1993; (2) a term life insurance policy on Mr. Kaemmer, for which Mr. Kaemmer designated the beneficiary, in the amount of $300,000 was purchased and maintained by the Company so long as any loan under the credit agreement was outstanding; (3) during the commitment period and on the termination date, Mr. Kaemmer had the right to convert any or all of the principal owing by the Company to Common Stock at a conversion rate of $1.00 of indebtedness for three shares of Common Stock (Mr. Kaemmer chose not to convert any of the indebtedness to stock); and (4) to the extent that on the termination date the sum of: (i) the dollar amount of the outstanding principal balance of the note, and (ii) one-third (1/3) of the number of shares of Common Stock, if any, acquired by Mr. Kaemmer pursuant to exercise of the conversion described above, was less than 300,000 (called the "unused conversion amount"), Mr. Kaemmer had the right for a period of 180 days after the termination date to purchase a number of shares of Common Stock equal to three times the unused conversion amount (up to 900,000 shares), at a purchase price of $0.33 per share. This period expired May 1, 1994. The note was paid in full by the Company on November 2, 1993. Mr. Kaemmer acquired all 900,000 shares of Common Stock on April 27, 1994.

           RATIFICATION OF THE SELECTION OF INDEPENDENT
                        PUBLIC ACCOUNTANTS

          The Board of Directors has selected Grant Thornton LLP as the Company's independent public accountants for the fiscal year ending December 31, 1996. Grant Thornton LLP has served as the Company's independent public accountants since 1991. It is anticipated that representatives of Grant Thornton LLP will be present at the Annual Meeting. Such representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

          The affirmative vote of a majority of the shares of Common Stock and Class A Stock, voting as a single class, present or represented at the Annual Meeting and entitled to vote at the Annual Meeting is required for the ratification of the selection of Grant Thornton LLP as independent public accountants.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
     APPROVAL AND RATIFICATION OF THE SELECTION OF GRANT
     THORNTON LLP.


                  COMPLIANCE WITH SECTION 16(a)
              OF THE SECURITIES EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of either the outstanding Common Stock or Class A Stock ("10% Stockholders"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership in such stock and other equity securities. Securities and Exchange Commission regulations require directors, executive officers and 10% stockholders to furnish the Company with copies of all
Section 16(a) reports they file.

          To the Company's knowledge, based solely on a review of the copies of such reports available to the Company and written representations from certain of the Company's directors and executive officers that no other Section 16(a) reports were required, all Section 16(a) reports required to be filed by the Company's directors, executive officers and 10% Stockholders were filed.

                 OTHER BUSINESS AND MISCELLANEOUS

          VOTING MATTERS. In accordance with Delaware law, a stockholder entitled to vote in the election of directors can withhold authority to vote for all nominees for directors or can withhold authority to vote for certain nominees for directors. Votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified in all proposals, other than the election of directors. Abstentions will have the effect of a negative vote on a proposal. Shares of the Company that generate broker non-votes on the election of directors are treated as shares of Common Stock and Class A Stock as to which voting power has been withheld by the respective beneficial holders and, therefore, as shares not entitled to vote on such election.

          OTHER MATTERS TO BE VOTED UPON. The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote or otherwise act in accordance with their judgment on such matters.

          SOLICITATION AND EXPENSE. The Company will bear the entire cost of preparing, assembling, printing and mailing the Proxy Statement, the proxy and any additional material which may be furnished to stockholders. Solicitation of proxies will be primarily by mail, but regular employees of the Company may also solicit proxies by personal interview, by telephone or by telegraph without additional compensation therefor. Brokers, custodians and fiduciaries in whose names stock is held will be requested to forward proxy soliciting material to the owners of stock held in their names and the Company will reimburse them for their out-of-pocket expenses in connection with the service.

          STOCKHOLDER PROPOSALS. In the event any stockholder wishes to present a proposal to stockholders at next year's Annual Meeting of Stockholders, the proposal must be received by the Secretary of the Company at 6750 West 93rd Street, Suite 110, Overland Park, Kansas 66212, not later than January 1, 1997, for inclusion in the proxy materials for that meeting.

          ANNUAL REPORT. A copy of the Company's Annual Report on Form 10-KSB, together with an appendix including certain supplemental materials, accompanies this Proxy Statement, but is not part of the proxy solicitation materials. A COPY OF ANY EXHIBITS TO THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY, TO THE EXTENT REQUIRED BY LAW, BE OBTAINED BY ANY STOCKHOLDER, WITHOUT CHARGE, UPON WRITTEN REQUEST TO MR. ROBERT KAEMMER, PRESIDENT, AMERICONNECT, INC., AT SUITE 110, 6750 WEST 93RD STREET, OVERLAND PARK, KANSAS 66212.

          WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING,
PLEASE COMPLETE, SIGN, DATE AND RETURN TO THE COMPANY THE
ENCLOSED PROXY.  IF YOU ARE PRESENT AT THE MEETING, YOU MAY
WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

                         BY ORDER OF THE BOARD OF DIRECTORS,


                         /s/  Robert R. Kaemmer
                         Robert R. Kaemmer, Chairman,
                         Chief Executive Officer and President


Overland Park, Kansas
May 1, 1996

                              PROXY

                        AMERICONNECT, INC.

          This Proxy is for the 1996 Annual Meeting of
Stockholders of AmeriConnect, Inc., a Delaware corporation (the
"Company"), to be held on Wednesday, May 29, 1996, at 10:00 a.m., Central Daylight Time, at the Courtyard by Marriott, 11301
Metcalf Avenue, Overland Park, Kansas, and thereafter as the meeting may from time to time be adjourned.

             THIS PROXY IS SOLICITED BY THE BOARD OF
                 DIRECTORS OF AMERICONNECT, INC.

          The undersigned stockholder of AmeriConnect, Inc. hereby appoints Robert R. Kaemmer and Janet M. Flynn, and each of them, jointly and severally, with full power of substitution, as attorneys-in-fact, to vote all the shares of Common Stock and/or Class A Common Stock of the Company which the undersigned is entitled to vote at the 1996 Annual Meeting of Stockholders of AmeriConnect, Inc. to be held on May 29, 1996, and at any adjournment thereof, on the transaction of any and all business which may come before said meeting, as fully and with the same effect as the undersigned might or could do if personally present for the following purposes:

1.   The election of Robert R. Kaemmer, Richard K. Halford and
     Janet M. Flynn as directors.

          [   ]   FOR         [  ]  WITHHELD as to all nominees

Instruction: To withhold authority to vote for any nominee(s), write the name of each such nominee with respect to which you intend to withhold authority to vote on the line provided below. To withhold authority to vote for all nominees, place a mark (such as a check or an "x" ) in the box next to "WITHHELD" above.

             ________________________________________

     Unless authority to vote for each nominee is withheld, this Proxy will be deemed to confer authority to vote
     "FOR" each nominee whose name is not written on the line provided.

            (Please date and sign on the reverse side)

2.   Ratification and approval of the selection of Grant Thornton
     LLP as the independent public accountants of AmeriConnect, Inc. for the fiscal year ending December 31, 1996.

          [  ] FOR            [  ] AGAINST        [  ] ABSTAIN

3. In their discretion, the proxies are to vote upon such other business as may properly come before the meeting of which the board of directors does not have knowledge a reasonable period of time before the solicitation of this proxy.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ABOVE PROPOSALS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

          The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated May 1, 1996.

Dated:  ____________, 1996       ________________________________
                                 Signature of Stockholders



     Please date and sign exactly as name or names appear hereon. If shares are held jointly or by two or more persons, each stockholder named should sign. Executors, administrators, trustees, etc. should so indicate when signing. If the signer is a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

          PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY IN THE
ENVELOPE PROVIDED.